UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2008

SMART ENERGY SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-26027 (Commission File Number)	20-3353835 (IRS Employer Identification No.)

210 West Parkway, Suite No. 7
Pompton Plains, NJ 07044
(Address of Principal Executive Offices, Zip Code)

973-248-8008
(Registrant's Telephone Number, Including Area Code)

_______
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure

Information is being furnished herein in Exhibit 99.3 with respect to presentations to investors and others that will be made by executive officers of Smart Energy Solutions, Inc. (the “Company”). The presentation will also be available on the Company’s web site at www.smgy.net. The Company does not undertake to update the materials. The Company’s reports on Forms 10-KSB, 10-QSB, and 8-K and other publicly available information should be consulted for other important information about the Company.

The information contained in this Item 7.01, including Exhibit 99.3, is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of business acquired.        Not applicable

(b) Pro forma financial information.    Not applicable

(c) Exhibits

Exhibit No.	Description

99.3	Investor Presentation of Smart Energy Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2008	SMART ENERGY SOLUTIONS, INC.

By: /s/ Peter Mateja Name: Peter Mateja Title: Chief Executive Officer and Director (Principal Executive Officer)